SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 13, 2002

Date of Report (Date of earliest event reported)

EMERGENCY FILTRATION PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-27421	87-0561647

(Commission file number)	(IRS Employer Identification No.)

4335 South Industrial Road, Suite 440
Las Vegas, Nevada 89103

(Address of principal executive offices)

(702)798-4541

Registrant’s telephone number, including area code

Item 5. Other Events.

     On May 13, 2002, the Company’s Board of Directors held a special meeting. At the meeting, Thomas Glenndahl was appointed to the Board of Directors.

Item 7. Financial Statements and Exhibits.

99.1	Press release dated May 13, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMERGENCY FILTRATION PRODUCTS, INC. (Registrant)

By:	/s/ Douglas Beplate

Douglas Beplate President

Date: May 13, 2002

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 13, 2002